Exhibit 10.1

EXECUTION COPY

AMENDMENT No. 1 TO AMENDED AND RESTATED

REDUCING NOTE FACILITY AGREEMENT

AMENDMENT No. 1 TO AMENDED AND RESTATED REDUCING NOTE FACILITY AGREEMENT (this “Amendment”) dated as of May 17, 2013 among FIRSTCITY COMMERCIAL CORPORATION (the “Borrower”), FLBG CORPORATION (“FLBG”) and the financial institutions (each a “Lender” and collectively, the “Lenders”) party  to the Amended and Restated Note Facility Agreement dated as of December 19, 2011 (as heretofore amended or otherwise modified, the “Loan Agreement”), among the Borrower, FLBG, as Guarantor, the Lenders and BANK OF SCOTLAND PLC, acting through its New York Branch, as Agent and Collateral Agent for the Lenders (the “Agent”).

W I T N E S S E T H:

WHEREAS, pursuant to an Agreement and Plan of Merger, dated December 20, 2012, among Hotspurs Holdings LLC, a Delaware limited liability company (“Parent”), Hotspurs Acquisition Corporation, a Delaware corporation (“Merger Sub”), and FirstCity Financial Corporation (“FC”) (the “Merger Agreement”), Merger Sub has agreed to merge with and into FC, and FC shall continue as the surviving entity (the “Survivor”); and

WHEREAS, simultaneously with the execution and delivery of this Amendment, the Merger, as defined in the Merger Agreement, is effective; and

WHEREAS, the Lenders and the Agent have consented to the Merger by executing and delivering that certain Consent No. 4 (the “Consent”) dated December 6, 2012; and

WHEREAS, a condition to the Consent is that the parties hereto shall execute and deliver this Amendment;

NOW, THEREFORE, it is agreed:

1.                                      Definitions.  All terms used herein which are defined in the Agreement (including, to the extent any such terms are to be added or amended by this Amendment, as if such terms were already added or amended by this Amendment, unless the context shall otherwise indicate) shall have the same meanings when used herein unless otherwise defined herein.  All references to Sections in this Amendment shall be deemed references to Sections in the Agreement unless otherwise specified.

2.                                      Effect of Amendment.  As used in the Agreement (including all Exhibits thereto) and the other Loan Documents and all other instruments and documents executed in connection with any of the foregoing, on and subsequent to the Amendment Closing Date (as hereinafter defined), any reference to the Agreement shall mean the Agreement as amended hereby.

3.                                      Amendments.  The Agreement is hereby amended as follows:

(a)                                 Section 5.3.  Section 5.3(vi) of the Agreement is hereby amended and restated to read in its entirety as follows:

(vi)  Sixth, to the payment to Agent, for the account of Lender; provided, however, that in the event the payment required by this Section 5.3(vi) fails to reduce the outstanding principal balance on the Loans to the following amounts as of the following dates, the Borrower shall pay to the Agent, for the account of Lender, on or before the following dates such amount as is necessary to reduce such balance to not more than the amounts indicated below corresponding to such dates (and a failure to make any such payment shall be an Event of Default under Section 9.1 of this Agreement):

December 31, 2012	$40,000,000
March 31, 2013	$35,000,000
June 30, 2013	$30,000,000
September 30, 2013	$25,000,000
December 31, 2013	$20,000,000
March 31, 2014	$15,000,000
June 30, 2014	$10,000,000
September 30, 2014	$5,000,000
December 31, 2014	$0

(b)                                 Section 9.16.  Section 9.16 of the Agreement is hereby amended and restated to read in its entirety as follows:

Management.  If, without the prior written consent of Lender, a Key Employee ceases to be employed full-time with FC Servicing, Borrower or FC, such occurrence shall be an Event of Default unless FC Servicing, Borrower or FC, as the case may be, employs a replacement officer having the duties of such Key Employee within sixty (60) days after such Key Employee ceases to be employed, such replacement officer to be subject to the approval of Lender, such approval not to be unreasonably withheld; or

4.                                      Representations.  In order to induce the Agent and the Lenders to execute this Amendment, the Borrower hereby represents, warrants and covenants to the Agent and the Lenders as of the date hereof and (if different) as of the Amendment Closing Date (which representations, warranties and covenants shall survive the execution, delivery and effectiveness of this Amendment) as follows:

(a)                                 No Default or Event of Default exists nor, after giving effect to the consents contained herein, will any Default or Event of Default arise.

(b)                                 Each representation and warranty made by the Borrower in the Loan Documents is true and correct as of the date hereof with the same effect as though made at and as of such date (except for those that specifically speak as of a prior date).

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(c)                                  The execution and delivery of this Amendment by the Borrower and the consummation of the transactions contemplated herein have been duly authorized by all necessary corporate action.

(d)                                 This Amendment is the legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms subject, as to enforceability, to applicable bankruptcy, insolvency, reorganization and similar laws affecting the enforcement of creditors’ rights generally and to general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law).

(e)                                  No Material Adverse Change has occurred since December 19, 2011.

5.                                      Effectiveness.  This Amendment shall become effective as of the date hereof when each of the following conditions (the first date on which all such conditions have been so satisfied (or waived) is herein referred to as the “Amendment Closing Date”) has been fulfilled to the satisfaction of the Agent (or waived by the Agent in its sole discretion).

(a)                                 Signed Copies.  The Borrower, the Lenders and the Agent shall have executed a copy hereof and delivered the same to the Agent at 1095 Avenue of the Americas, New York, New York 10036 (Attention:  Loan Administration) or such other place directed by the Agent.

(b)                                 No Change.  On the Amendment Closing Date, both before and after giving effect to the transactions contemplated by this Amendment to be effective on the Amendment Closing Date, no Material Adverse Change shall have occurred since December 19, 2011.

(c)                                  Guarantor’s Consent.  Each Guarantor shall have executed a confirming consent, substantially in the form attached hereto as Annex A or otherwise satisfactory to the Agent (a “Confirming Consent”), and delivered the same to the Agent at 1095 Avenue of the Americas, New York, New York 10036 (Attention:  Loan Administration) or such other place directed by the Agent.

(d)                                 No Defaults.  No Default or Event of Default shall exist.

(e)                                  Accuracy of Representations; Opinion of Counsel.  Each representation and warranty made by the Borrower and each other Loan Party in the Agreement and the other Loan Documents shall be true and correct in all material respects as of the Amendment Closing Date with the same effect as though made at and as of such date (except for those that specifically speak as of a prior date).  The Lenders and the Agent shall have received an opinion of counsel to the Borrower, in form, scope and substance satisfactory to the Lenders and the Agent, as to, inter alia, the due authorization, execution, and delivery and enforceability of this Amendment and the Assumption Agreement to which this Amendment is an Exhibit.

6.                                      Release. The Borrower does hereby remise, release and forever discharge the Agent and the Lenders and each of their respective affiliates, successors, officers, directors, employees, counsel and agents, past and present, and each of them, of and from any and all manner of actions, and causes of action, suits, debts, dues, accounts, bonds, covenants, contracts, agreements, judgments, claims and demands whatsoever in law or in equity, which against the

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Agent, the Lenders or any of their respective affiliates, successors, officers, directors, employees, counsel or agents, or any one or more of them, the Borrower ever had, now has, or hereafter can, shall or may have for or by reason of any cause, matter or thing that occurred or did not occur on or prior to the Amendment Closing Date with respect to the Loan Agreement, this Amendment or any Security Document or other Loan Document, any previous version hereof or thereof or any proposed amendment or waiver hereof or thereof.

7.                                      Limited Nature of Amendments.  The amendments set forth herein are limited precisely as written and shall not be deemed to (a) be a consent by the Agent or the Lenders to any waiver of, or modification of, any other term or condition of the Agreement, or any of the documents referred to in any of the foregoing or (b) prejudice any right or rights which any of the Lenders or the Agent may now have or may have in the future under or in connection with the Agreement, or any of the documents referred to in any of the foregoing.  Except as expressly amended hereby, the terms and provisions of the Agreement shall remain in full force and effect.

8.                                      Governing Law.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO CHOICE OF LAW DOCTRINE THAT WOULD RESULT IN THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

9.                                      Jurisdiction, Waiver of Jury Trial.  THE BORROWER HEREBY AGREES THAT ANY LEGAL ACTION OR PROCEEDING AGAINST IT WITH RESPECT TO THIS AMENDMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK LOCATED IN NEW YORK CITY OR OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK AS THE AGENT OR ANY LENDER MAY ELECT, AND, BY EXECUTION AND DELIVERY HEREOF, THE BORROWER ACCEPTS AND CONSENTS FOR ITSELF AND IN RESPECT TO ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS, UNLESS WAIVED IN WRITING BY THE AGENT AND THE MAJORITY LENDERS.  EACH OF THE BORROWER, THE AGENT AND THE LENDERS HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY AND ALL RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN), OR ACTIONS OF THE BORROWER, ANY AFFILIATE OF THE BORROWER, THE AGENT OR ANY LENDER.  THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE AGENT AND THE LENDER ENTERING INTO THIS AMENDMENT.

10.                               Headings.  The descriptive headings of the various provisions of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

11.                               Entire Agreement.  THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES HERETO WITH RESPECT TO THE MATTERS COVERED HEREBY AND THEREBY AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

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THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

12.                               Counterparts.  This Amendment may be executed in any number of counterparts, and by the different parties on the same or separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which together shall constitute one and the same agreement.  Telecopied signatures hereto and to the Confirming Consent (or signatures delivered by other electronic transmission such as pdf) shall be of the same force and effect as an original of a manually signed copy.

[Signature page follows.]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers as of the date first shown.

BANK OF SCOTLAND PLC, acting through its New York branch, as Agent and as Lender

By	/s/ Stephen Giacolone
Name: Stephen Giacolone
Title: Assistant Vice President

FIRSTCITY COMMERCIAL CORPORATION

By	/s/ James C. Holmes
Name: James C. Holmes
Title: Executive Vice President

FLBG CORPORATION

By	/s/ James C. Holmes
Name: James C. Holmes
Title: Executive Vice President

[Signature Page to Amendment No. 1 to Amended and Restated Reducing Note Facility Agreement]

Annex A

CONFIRMING CONSENT

Reference is hereby made to the foregoing Amendment No. 1 to Amendment and Restated Reducing Note Facility Agreement dated as of May 17, 2013 (the “Amendment”) among the Borrower, FLBG Corporation, the Lenders and the Agent and Collateral Agent to the Amended and Restated Reducing Note Facility Agreement referenced therein (said agreement, as from time to time amended or otherwise modified, the “Agreement”).

Each Guarantor hereby consents to the terms and provisions of the Amendment and confirms and acknowledges that:

(a)  its obligations under the Loan Documents to which it is a party remain in full force and effect; and

(b)  its consent and acknowledgement hereunder is not required under the terms of such Loan Documents and any failure to obtain its consent or acknowledgment in connection herewith or with any subsequent consent, waiver or amendment to the Agreement or any of the other Loan Documents will not affect the validity of its obligations under the aforesaid Loan Documents or any other Loan Document, and this consent and acknowledgement is being delivered for purposes of form only.

Capitalized terms used herein and not otherwise defined have the same meanings as in the Agreement.  This Consent is dated as of the Amendment Closing Date (as defined in the Amendment).

FIRSTCITY FINANCIAL CORPORATION

By:	/s/ James C. Holmes
Name: James C. Holmes
Title: Executive Vice President

FH PARTNERS LLC

By:	/s/ James C. Holmes
Name: James C. Holmes
Title: Executive Vice President

FIRSTCITY HOLDINGS CORPORATION OF MINNESOTA

By:	/s/ James C. Holmes
Name: James C. Holmes
Title: Executive Vice President

FC CAPITAL CORP.

By:	/s/ James C. Holmes
Name: James C. Holmes
Title: Executive Vice President

FIRSTCITY EUROPE CORPORATION

By:	/s/ James C. Holmes
Name: James C. Holmes
Title: Executive Vice President

FIRSTCITY INTERNATIONAL CORPORATION

By:	/s/ James C. Holmes
Name: James C. Holmes
Title: Executive Vice President

FIRSTCITY MEXICO, INC.

By:	/s/ James C. Holmes
Name: James C. Holmes
Title: Executive Vice President

FLBG CORPORATION

By:	/s/ James C. Holmes
Name: James C. Holmes
Title: Executive Vice President

FLBG HOLDINGS INVESTMENT LP

By:	/s/ James C. Holmes
Name: James C. Holmes
Title: Executive Vice President

FLBG HOLDINGS GP CORP.

By:	/s/ James C. Holmes
Name: James C. Holmes
Title: Executive Vice President

FLBG HOLDINGS CORP.

By:	/s/ James C. Holmes
Name: James C. Holmes
Title: Executive Vice President